UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐                                    Preliminary Proxy Statement

☐                                    Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐                                    Definitive Proxy Statement

☒                                  Definitive Additional Materials

☐                                    Soliciting Material Pursuant to § 240.14a-12

MOELIS & COMPANY
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒                                  No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐                                    Fee paid previously with preliminary materials.

☐                                    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 15, 2016.

MOELIS & COMPANY	Meeting Information
		Meeting Type:	Annual Meeting
		For holders as of:	April 21, 2016
	Date: June 15, 2016		Time: 8:30 AM ET
	Location:	Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

You are receiving this communication because our records show you held shares in the company named above as of the record date above.

399 PARK AVENUE, 5TH FLOOR NEW YORK, NY 10022

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E10878-P79096

─ Before You Vote ─

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                               FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow
àXXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 1, 2016 to facilitate timely delivery.

─ How To Vote ─

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow
àXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E10879-79096

Voting Items

Vote on Directors

The Board of Directors recommends you vote FOR the following:

1.             Election of Directors

Nominees:

01) Kenneth Moelis 02) Navid Mahmoodzadegan 03) Jeffrey Raich 04) Eric Cantor	05) J. Richard Leaman III 06) John A. Allison IV 07) Dr. Yvonne Greenstreet 08) Kenneth L. Shropshire

Vote on Proposal

The Board of Directors recommends you vote FOR the following proposal:

2.             Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

3.             In their discretion, upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

E10880-P79096

E10881-P79096